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                              [LOGO OF COCA-COLA]

                                                                         EX 10.1

                       Employment Agreement Termination
                       --------------------------------

     James L. Moore, Jr. ("Employee") and Coca-Cola Bottling Co. Consolidated (the "Company") hereby acknowledge that the Employment Agreement, dated as of March 16, 1987 (the "Employment Agreement"), between the Company and Employee has been terminated effective as of January 1, 2001, and that Employee has no continuing rights or entitlements thereunder.

     Notwithstanding the termination of the Employment Agreement, Employee agrees to serve as Vice Chairman of the Board of Directors of the Company through December 31, 2002. In that regard, (a) Employee's base salary will continue through December 31, 2002 at an annual rate of $572,797; (b) Employee will continue to participate in the Company's Annual Bonus Plan for calendar years 2001 and 2002; and (c) Employee's salary and bonus will terminate effective December 31, 2002.

Dated: April 27, 2001

/s/ James L. Moore, Jr.
-------------------------
James L. Moore, Jr.


COCA-COLA BOTTLING CO. CONSOLIDATED

By: /s/ Robert D. Pettus, Jr.
    --------------------------------
Name: ROBERT D. PETTUS, Jr.
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Title: Executive Vice President and
       Assistant to the Chairman
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